UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012 (July 10, 2012)

Interline Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32380	03-0542659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 San Marco Boulevard Jacksonville, Florida		33207
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (904) 421-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Interline Brands, Inc., a Delaware corporation (the “Company”), is disclosing under this Item 2.02 of this Current Report on Form 8-K certain information with respect to its fiscal quarter ended June 29, 2012. This information is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The Company is disclosing under this Item 7.01 of this Current Report on Form 8-K certain information with respect to the Company that has not previously been reported to the public. This information is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The information in this exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K and the exhibits thereto regarding the proposed transaction between Isabelle Acquisition Sub Inc., Isabelle Holding Company Inc. and the Company, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties involving, among others, changes or fluctuations in the Company’s financial condition and results of operations, including future earnings, covenant compliance and other financial measures, that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Such risks and uncertainties and other factors are described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2011, which is available at the SEC’s web site http://www.sec.gov. The information set forth herein, Exhibit 99.1 and Exhibit 99.2 speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Item 9.01	Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Certain information with respect to the Company’s fiscal quarter ended June 29, 2012.

99.2	Certain information with respect to the Company that has not previously been reported to the public.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

BY:	/s/ Michael Agliata
Michael Agliata
Vice President, General Counsel & Secretary

Date: July 10, 2012

Exhibit Index

Exhibit No.	Description

99.1	Certain information with respect to the Company’s fiscal quarter ended June 29, 2012.

99.2	Certain information with respect to the Company that has not previously been reported to the public.